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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2001


                       MPW INDUSTRIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)


                  Ohio                                    0-23335                       31-1567260
 (State or other jurisdiction of                 (Commission File Number)            (I.R.S. employer
  incorporation or organization)                                                      identification no.)

9711 Lancaster Road, S.E., Hebron, Ohio                                                    43025
(Address of principal executive offices)                                                 (Zip code)


Registrant's telephone number, including area code: (740) 927-8790


                                 Not Applicable
        (Former name, former address and former fiscal year, if changed since last report)


Item 2.  Acquisition or Disposition of Assets

On June 4, 2001, MPW Industrial Services Group, Inc. (the "Company") closed on the sale of its Industrial Filtration Products and Services ("Filter") segment pursuant to a Stock Purchase Agreement, dated as of May 10, 2001, by and among MPW Industrial Services Group, Inc., MPW Management Services Corp., CLARCOR Filtration Products, Inc. and CLARCOR Inc. The Filter segment provides filtration products and related services to paint systems in automotive assembly plants and other industrial facilities in North America.

In connection with this transaction, the Company received proceeds totaling approximately $31.0 million based on a targeted net worth of the Filter segment and subject to final closing adjustments. The proceeds were used to repay debt. During the three months ended March 31, 2001, the Company recorded an estimated net loss on sale of discontinued operations of $6.8 million inclusive of all selling and professional services expenses and related tax benefits of $1.3 million.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  Not applicable.

         (b)      Unaudited Pro Forma Consolidated Financial Information.


                       MPW Industrial Services Group, Inc.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

The following unaudited pro forma consolidated financial statements give effect to the disposition of MPW Industrial Services Group, Inc.'s (the Company) Industrial Filtration Products and Services ("Filter") segment pursuant to a Stock Purchase Agreement, by and among MPW Industrial Services Group, Inc., MPW Management Services Corp., CLARCOR Filtration Products, Inc. and CLARCOR Inc., described in Item 2 and incorporated herein by reference in Exhibit 2 to this report on Form 8-K.

The unaudited pro forma consolidated balance sheet presents the financial condition of the Company at March 31, 2001 giving effect to the disposition of the Company's Filter segment as if it had occurred on such date. The unaudited pro forma consolidated statements of operations for the year ended June 30, 2000 and the nine months ended March 31, 2001 give effect to the disposition as if it had occurred as of June 30, 1999.

The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.

The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its 2000 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months ended March 31, 2001.


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                       MPW Industrial Services Group, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 31, 2001
                                 (in thousands)

                                                         MPW
                                                      Industrial
                                                       Services           Pro Forma
                                                     Group, Inc.         Adjustments         Pro Forma
                                                    ---------------------------------------------------
                     Assets
Current Assets:
   Cash and cash equivalents                        $     142           $    --             $     142
   Accounts receivable, net                            14,533                --                14,533
   Inventories                                          2,381                --                 2,381
   Deferred income taxes                                2,544                --                 2,544
   Prepaid expenses                                     1,047                --                 1,047
   Other current assets                                   368                --                   368
                                                    ---------           ---------           ---------
                                                       21,015                                  21,015

Property and equipment, net                            39,656                --                39,656

Noncurrent assets:
   Intangibles, net                                    20,607                --                20,607
   Investment in affiliate                              7,288                --                 7,288
   Other assets                                           126                --                   126
   Net assets of discontinued operations               34,284             (34,284)  a              --
                                                    ---------           ---------           ---------

Total assets                                        $ 122,976           $ (34,284)          $  88,692
                                                    =========           =========           =========

      Liabilities and Shareholders' Equity

Current liabilities:
   Accounts payable                                 $   2,304           $     569   a       $   2,873
   Accrued compensation and related taxes               2,619                --                 2,619
   Current maturities of noncurrent liabilities           224                  60   a             284
   Accrued loss on sale of subsidiary                   5,843              (5,843)  a              --
   Other accrued liabilities                            7,083                --                 7,083
                                                    ---------           ---------           ---------
                                                       18,073              (5,214)             12,859

Noncurrent liabilities

   Long-term debt                                      63,646                 131   a          34,576
                                                                          (29,201)  b

   Deferred income taxes                                3,527                --                 3,527



Shareholders' equity                                   37,730                --                37,730

                                                    ---------           ---------           ---------
Total liabilities and shareholders' equity          $ 122,976           $ (34,284)          $  88,692
                                                    =========           =========           =========

The accompanying notes are an integral part of the consolidated pro forma financial information.


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                       MPW Industrial Services Group, Inc.
                        Unaudited Pro Forma Consolidated
                             Statement of Operations
                        For the Year Ended June 30, 2000
                      (in thousands, except per share data)


                                                               MPW
                                                           Industrial
                                                            Services            Pro Forma
                                                           Group, Inc.         Adjustments            Pro Forma
                                                         --------------------------------------------------------
Revenues                                                   $134,995           $   --                 $134,995

Costs and expenses:
   Cost of services                                          86,677               --                   86,677
   Selling, general and administrative expenses              25,676               --                   25,676
   Depreciation and amortization                              8,943               --                    8,943
                                                           --------           --------               --------
   Total costs and expenses                                 121,296               --                  121,296
                                                           --------           --------               --------

Income from operations                                       13,699               --                   13,699
   Interest expense, net                                      4,797               (765)      b          4,032
   Loss on sale of subsidiary                                 7,247               --                    7,247
                                                           --------           --------               --------
   Income before income taxes                                 1,655                765                  2,420
   Provision for income taxes                                   661                306       c            967
                                                           --------           --------               --------
Income from continuing operations                               994                459                  1,453
Discontinued operations, net of tax                           1,559             (1,559)      a           --
                                                           --------           --------               --------

Net income                                                 $  2,553           $ (1,100)              $  1,453
                                                           ========           ========               ========

Net income per share                                       $   0.23                                  $   0.13

Net income per share, assuming dilution                    $   0.22                                  $   0.13


Weighted average common shares outstanding
                                                             10,890                                    10,890
Weighted average common shares outstanding,
assuming dilution                                            11,476                                    11,476

The accompanying notes are an integral part of the consolidated pro forma financial information.


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                       MPW Industrial Services Group, Inc.
                        Unaudited Pro Forma Consolidated
                             Statement of Operations
                    For the Nine Months Ended March 31, 2001
                      (in thousands, except per share data)


                                                              MPW
                                                           Industrial
                                                            Services          Pro Forma
                                                          Group, Inc.        Adjustments           Pro Forma
                                                        ------------------------------------------------------
Revenues                                                 $ 74,373           $   --                $ 74,373

Costs and expenses:
   Cost of services                                        50,590               --                  50,590
   Selling, general and administrative expenses            13,665               --                  13,665
   Depreciation and amortization                            5,950               --                   5,950
   Special Charges                                          9,235               --                   9,235
                                                         --------           --------              --------
   Total costs and expenses                                79,440               --                  79,440
                                                         --------           --------              --------

Loss from operations                                       (5,067)              --                  (5,067)
   Interest expense, net                                    2,523               (169)    b           2,354
                                                         --------           --------              --------
Loss from continuing operations before income
taxes and equity in earnings of affiliate                  (7,590)               169                (7,421)
Provision (benefit) for income taxes                          (89)                68     c             (21)
                                                         --------           --------              --------
Loss from continuing operations before equity in
earnings of affiliate                                      (7,501)               101                (7,400)
Equity in earnings of affiliate, net of tax                   324               --                     324
                                                         --------           --------              --------
Net loss from continuing operations                        (7,177)               101                (7,076)

Discontinued Operations:
     Loss from operations, net of tax                      (1,422)             1,422     a            --
     Loss on sale, net of tax                              (6,786)             6,786     a            --
                                                         --------           --------              --------
Net loss from discontinued operations                      (8,208)             8,208                  --
                                                         --------           --------              --------
Net loss                                                 $(15,385)          $  8,309              $ (7,076)
                                                         ========           ========              ========

Net loss per share                                       $  (1.41)                                $  (0.65)

Net loss per share, assuming dilution                    $  (1.41)                                $  (0.65)

Weighted average common shares outstanding                 10,938                                   10,938

Weighted average common shares outstanding,
assuming dilution                                          10,938                                   10,938

The accompanying notes are an integral part of the consolidated pro forma financial information.


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                       MPW Industrial Services Group, Inc.
                    Notes to Unaudited Pro Forma Consolidated
                              Financial Statements


Note 1 - Balance Sheet

The pro forma balance sheet has been prepared to reflect the disposition of the Company's Filter segment as if it had happened on March 31, 2001. Pro forma adjustments are made to reflect:

a. The elimination of the net assets of discontinued operations included in the historical financial statements, the assumed payment of transaction related costs and reclassifications from accrued loss on sale of subsidiary for certain Filter segment liabilities to be retained by the Company.

b. An estimated payment of $34.2 million to the Company for the Company's sale of capital stock of the Filter segment to CLARCOR Filtration Products, Inc. and certain affiliates. The estimated payment is based on the Filter segment's net worth as of March 31, 2001 and subject to final closing adjustments. Total proceeds less assumed payment of transaction related costs have been applied to reduce long- term debt.


Note 2 - Statements of Operations

The pro forma statements of operations have been prepared to reflect the following pro forma adjustments necessary to reflect the disposition of the Company's Filter segment as if it had occurred at June 30, 1999 prior to the period of operations presented in the pro forma statements of operations. Pro forma adjustments are made to reflect:

a. The elimination of net income/(loss) from discontinued operations and the elimination of the loss on sale of discontinued operations which is inclusive of all selling and professional services and related tax benefits included in the historical financial statements.

b. A reduction in interest expense for the repayment of the Company's long-term debt from the estimated proceeds in this transaction less assumed payment of transaction related costs.

c.       Record tax provision on pro forma adjustments at 40 percent.

         (c)      Exhibits

                  2.1 Stock Purchase Agreement, dated as of May 10, 2001, by and among MPW Industrial Services Group, Inc., MPW Management Services Corp., CLARCOR Filtration Products, Inc. and CLARCOR Inc. (filed as Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and incorporated herein by reference)

                  99.1 MPW Industrial Services Group, Inc. Press Release dated June 4, 2001.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MPW Industrial Services Group, Inc.
                                 (Registrant)

                                 By: /s/ Richard R. Kahle
                                     ------------------------------------------
                                     Vice President and Chief Financial Officer


Dated: June 19, 2001


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                                INDEX TO EXHIBITS


         Exhibit
         Number           Description
         -------          -----------

         2.1 Stock Purchase Agreement, dated as of May 10, 2001, by and among MPW Industrial Services Group, Inc., MPW Management Services Corp., CLARCOR Filtration Products, Inc. and CLARCOR Inc. (filed as Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and incorporated herein by reference)


         99.1 MPW Industrial Services Group, Inc. Press Release dated June 4, 2001.


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